Exhibit 32.1


                           CERTIFICATION PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                                (18 U.S.C. 1350)



     In connection with Amendment no. 1 to the Report of Leo Motors, Inc. (the "Company") on Form 10-Q for the quarter ended March 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Shi Chul Kang, Chief Executive Officer and Interim Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), that to my knowledge:


     1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        Date: July 23, 2009


                                        By: \s\ Shi Chul Kang
                                            -----------------
                                        Shi Chul Kang
                                        Chief Executive Officer
                                        and Interim Chief Financial Officer